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                                                                    Exhibit 10.7
                              AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                                WITH RESPECT TO
                          INGLES MARKETS, INCORPORATED


   THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the 21st day of July, 1993, by and between INGLES MARKETS, INCORPORATED a North Carolina corporation (the "Company") and LANDY B. LANEY (the "Optionee").
                              W I T N E S S E T H

   WHEREAS, the Company and the Optionee entered into a Stock Option Agreement dated July 21, 1993; and

   WHEREAS, the Company and the Optionee desire to amend Paragraph 4(c) hereof; and

   WHEREAS, the Board of Directors of the Company (the "Board") deems it to be in the best interests of the Company to amend and restate this Agreement; and

   WHEREAS, the amendment of this Agreement has been approved by unanimous written consent of the Board without a meeting.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

    1. Purposes of this Agreement. The purposes of this Agreement are (a) to insure the retention of the Optionee as Chief Operating Officer of the Company and (b) to provide incentive to the Optionee to devote his utmost effort and skill to the advancement and betterment of the Company, by permitting him to participate in the ownership of the Company and, thereby, in the success and increased value of the Company that he has helped to produce. It is intended that the option issued pursuant to this Agreement shall not constitute an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"); rather, the Option is intended to constitute a nonqualified stock option.

    2. Grant Of Option. The Company hereby grants to the Optionee an option (the "Option") to purchase all or any part of one hundred thousand (100,000) shares (the "Option Shares") of the Company's






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Class A Common Stock, $.05 par value (the "Class A Stock"), on the terms and conditions set forth herein. The date of the grant of this Option shall be the day and year first above written (the "Grant Date").

    3.      Exercise Price.

            (a) Exercise Price. The exercise price (the "Exercise Price") for each Option Share shall be $6.00 per share.

            (b) Medium and Time of Payment. The Exercise Price shall be payable in cash or its equivalent, or, subject to the approval of the Audit/Compensation Committee of the Company's Board of Directors (the "Committee"), by means of unrestricted shares of the Company's capital stock or any combination thereof upon the exercise of the Option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. The Company shall not loan any monies to the Optionee for purchase of any Option Shares. In the event of payment in the Company's capital stock, the shares used in payment of the purchase price shall be taken at the Fair Market Value thereof (as defined below), which, for purposes of this Section 3(b), shall be determined on the date immediately preceding the day of payment. The "Fair Market Value" of the Company's capital stock shall mean (i) if payment date occurs on the day after the effective date of a public offering of such stock, the public offering price; (ii) if the Company's capital stock is listed on an established stock exchange, the closing price of the Company's capital stock on such stock exchange on the relevant date or, if no sale of the Company's capital stock shall have been made on such stock exchange that day, such price for the next preceding day upon which a sale shall have occurred; (iii) if the Company's capital stock is not listed upon an established exchange but is quoted on National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing sale price (if the stock is listed in the National Market List) or the mean between the closing dealer "bid" and "asked" prices for the Corporation's capital stock as quoted on NASDAQ on the relevant date or, if no such closing sale price or "bid" and "asked" prices are quoted for the day of the grant, such prices on the next preceding day on which such prices are quoted; or (iv) if the Company's capital stock is neither listed on an established stock exchange nor quoted on NASDAQ, the fair market value of such stock on the relevant date as determined by the Committee. Subject to the foregoing, the Committee, in fixing the Fair Market Value, shall have full authority and discretion and be fully protected in doing so.





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    4.      Exercise of Options.

            (a)     Partial and Total Exercise.  Subject to the terms of
Section 6 of this Agreement, the Option may be exercised for all or a part of the Option Shares as provided in this Section 4(a). The Option shall not be exercisable, either in whole or in part, prior to twelve (12) months from the Grant Date. The Option shall not be exercisable after the Optionee ceases to be employed by the Company.

            The Option shall become exercisable twelve (12) months from the Grant Date. The Optionee shall have forty-eight (48) months beyond this twelve (12) month period to exercise the Option at the Exercise Price. If any part of the Option has not been exercised after sixty (60) months from the Grant Date, the unexercised portion immediately becomes null and void and no longer of any force and effect.

            (b) Death of Optionee. If the Optionee shall die prior to sixty (60) months from the Grant Date, the Option may be exercised, in whole or in part, at any time after the Optionee's death, by the executor or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, subject to the condition that the Option shall not be exercisable after the expiration of sixty (60) months from the Grant Date.

            (c) Method of Exercising Option. The Option or any portion thereof may be exercised by the Optionee by (i) delivering to the Company at its main office (to the attention of its Vice President-Finance) written notice which shall set forth the Optionee's election to exercise a portion or all of the Option, the number of Option Shares with respect to which the Option rights are being exercised and such other representations and agreements as may be required by the Company to comply with applicable securities laws and (ii) paying in full the purchase price of the Option Shares as set forth in Section 3(b), and (iii) remitting, in cash or its equivalent, to the Company the federal income tax, state income tax and F.I.C.A. to be withheld by the Company (in such amounts as may be determined by the Company) with respect to the compensation to be recognized by the Optionee upon the exercise of the Option. Upon receipt of such notice and payment, the Company shall issue and deliver to the Optionee a certificate for the number of shares of Class A Stock with respect to which the Option was so exercised.

            (d) Nonassignability of Option. The Option shall not be assignable or transferrable by the Optionee except by will or by the laws of descent and distribution in accordance with Sections 4(b). Any distributee by will or by the laws of descent and distribution





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shall be bound by the provisions of this Agreement.  During the life of the
Optionee, the Option shall be exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the Option, and any levy of execution, attachment or similar process on the Option shall be null and void.

            (e) General Restrictions. The Option shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration or qualification of the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Option Shares, the Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions that are not acceptable to the Board of Directors.

            (f) Leave of Absence. If the Optionee goes on an approved leave of absence, the Committee may make such provision respecting continuance of the Option while the Optionee is on such leave of absence as it may deem equitable, except that in no event shall the Option be exercised after the expiration of sixty (60) months from the Grant Date.

    5. Adjustments to Class A Stock Subject to Option. The number of shares of Class A Stock covered by the Option, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Class A Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

   If the Company shall be the surviving corporation in any merger, consolidation or reorganization, the Option shall pertain to and apply to the same number and kind of securities to which the Optionee would have been entitled had he then been the record holder of the number of shares of Class A Stock subject to the Option. A dissolution or liquidation of the Company or a merger, consolidation or reorganization (a) in which the Company is not the surviving corporation, and (b) which does not contain appropriate provisions for the substitution of options to purchase appropriate stock of the surviving corporation, on an equitable basis, shall cause the Option to terminate, provided that if the Optionee has held the Option for more than (1) year prior to the effective date of such event, he shall have the right immediately prior to such dissolution or liquidation, or merger, consolidation or reorganization in which the





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Company is not the surviving corporation, to exercise the Option in whole or in part, subject to the exception that the Option shall not be exercisable after the expiration of sixty (60) months from the date it is granted.

   In the event of a change in the Class A Stock of the Company, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value, the shares resulting from any such shares shall be deemed to be the Class A Stock within the meaning of this Agreement.

   To the extent that the foregoing adjustments relate to stock or securities of the Company such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

   Except as hereinbefore expressly provided in this Agreement, (a) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of Class A Stock or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, merger, consolidation, reorganization or spinoff of assets or stock of another corporation, and (b) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Class A Stock subject to the Option.

   The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

    6. Securities Laws - Restrictions on Issuance of Shares. No shares of Class A Stock shall be issued or sold upon the exercise of the Option unless and until (a) the full amount of the Exercise Price has been paid as provided in Section 4(c) of this Agreement and (b) in accordance with Section 4(e) of this Agreement, the then applicable requirements of the Securities Act of l933, as amended, and the applicable securities laws of any state, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulations of any securities exchange on which the Class A Stock may be listed, (including, without limitation for such purposes, NASDAQ) shall have been fully complied with and satisfied.


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    7.      No Rights as a Stockholder.  The Optionee and any transferee of the
Option shall have no rights as a stockholder of the Company with respect to any Option Shares until the date of the issuance of a stock certificate(s) to him or her for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date any such stock certificate is issued, except as provided in Section 4.

    8. Interpretation of Option; Indemnification of Committee. The interpretation and construction by the Committee of any provisions of this Agreement or any terms of the Option shall be final unless otherwise determined by the Board of Directors. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Option. In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Agreement or the Option, and against all amounts paid by them in satisfaction of a judgment in any such proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that the Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity at its own expense, to handle and defend the same.

    9. Application of Funds. The proceeds received by the Company from the issuance of Class A Stock pursuant to the Option will be used for general corporate purposes.

   10. No Obligation To Exercise Option. The granting of the Option shall impose no obligation upon the Optionee to exercise such Option.

   11. Binding Effect. This Agreement shall be binding upon the executors, administrators, heirs, legal representatives and successors of the parties hereto.

   12. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate such employment at any time.


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   13.      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

   14. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage pre-paid, and addressed as follows, until any such address is changed by notice duly given:

            To Optionee at:            The address indicated
                                       on the signature page hereof

            To Company at:             Ingles Markets, Incorporated
                                       Post Office Box 6676
                                       Asheville, NC 28816
                                       Attention:  Jack R. Ferguson
                                                   Vice President-Finance

   15. Enforcement. If any portion of this Agreement shall be determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the extent possible.

   16. Shareholder Approval. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Option Shares or any other consideration upon any exercise of the Option if the Shareholders of the Company have not approved this Agreement.


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        IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the date first above written.

                                    INGLES MARKETS, INCORPORATED



                                    By: /s/ Robert P. Ingle
                                        -------------------------
                                        Robert P. Ingle
                                        Chairman of the Board and
                                        Chief Executive Officer


                                           (CORPORATE SEAL)



                                    OPTIONEE:


                                    /s/ Landy B. Laney          (SEAL)
                                    ---------------------------
                                    LANDY B. LANEY

                                    Address:  Route 1, Highway 70 East
                                              Black Mountain, NC 28711





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